STARLIGHT ENTERTAINMENT, INC.
              Incorporated under the Laws of the State of Colorado
                    25,000,000 Authorized Shares No Par Value

Number                                                                    Shares
______                                                                    ______
                                                               CUSIP 85553R 10 2
                                                                     SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

            THIS CERTIFIES THAT  __________________________________ is the owner of __________________ fully paid and non-assessable shares of no par value Common Stock of STARLIGHT ENTERTAINMENT, INC. transferable only on the books of the Company by the holder hereof in person or by attorney upon surrender of this Certificate property endorsed. A statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished to any shareholder without charge upon request. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

            IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

            Dated:_________________________

Herbert I. Lee, Secretary                            R. Haydn Silleck, President
                          STARLIGHT ENTERTAINMENT, INC.
                                 CORPORATE SEAL
                                    COLORADO

COUNTERSIGNED:
Corporate Stock Transfer, Inc.
Denver, Colorado

By____________________________________________
            Transfer Agent & Registrar Authorized Signature


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                          STARLIGHT ENTERTAINMENT, INC.
                 TRANSFER FEE: $____ PER NEW CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM       -as tenants in common            UNIF GIFT MIN ACT
TEN ENT       -as tenants by the entireties    - _________ Custodian _________
JT TEN        -as joint tenants with right         (Cust)             (Minor)
              of survivorship and not as       under Uniform Gifts to Minors
              tenants in common                Act _____________________
                                                         (State)



     Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------

For Value Received, ________________________________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee

_______________________________
________________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________ to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:________________________
                                             ___________________________________
                                             ___________________________________
                                             Notice:  The  signature(s)  to this
                                             assignment must correspond with the
                                             name(s) as written upon the face of
                                             the     certificate     in    every
                                             particular,  without  alteration or
                                             enlargement     or    any    change
                                             whatsoever.

Signature(s) Guaranteed:

___________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.


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